CONSULTING CONTRACT


THIS AGREEMENT is made as of the _____4___day of February, 2005

BETWEEN:

          0708611 B.C. LTD., a Consulting Company with its address at 101, 1068 Hornby Street Vancouver, BC V6Z 2Y7

     (The  "Consultant")

                                                    OF THE FIRST PART

AND: EAPI Entertainment, Inc. (Name to be changed to ORGANIC RECYCLING TECHNOLOGIES INC., a company incorporated pursuant to the laws of
                           -
         Nevada

     ("The  Company")

                                                    OF THE SECOND PART

WHEREAS:

A. The Company wishes to contract for the services of the Consultant and to have the Consultant agree to provide consulting services to any of the Company's subsidiaries and affiliates, which require the Consultant's expertise and assistance during the term of this Agreement, as directed by the Company.

B. The Consultant has agreed to accept such contract for services upon the terms and conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.   ENGAGEMENT

1.1 Appointment - The Company hereby contracts for the services of the Consultant and the Consultant hereby agrees with the Company to perform services for the Company in accordance with the terms and conditions of this Agreement.

1.2 Scope of Duties - The Consultant will provide the services (THE "CONSULTING SERVICES") as set forth in Schedule "A" to this Agreement.

1.3  The  Consultant  will  provide  the  services  of  Michael  Olsson,  (the
                                                        ---------------
     "Principle") to provide the Consulting services, or the services of another professional, qualified, competent, and experienced, individual to provide the Consulting Services to the Company and its subsidiaries and affiliates in a competent, professional and timely


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     manner.  Any  individual  replacing  Michael  Olsson  must be acceptable to
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     the Company, acting reasonably.

1.4 Changes in scope of the Consulting Services may only be made by mutual agreement of the parties.

1.5 Best Efforts - The Consultant shall, at all times, provide and perform the Consulting Services to the best of its abilities. In consideration for the Consulting Fee as set forth in clause 3.1, Consultant shall provide the Services on a priority basis to the Company and those subsidiaries and affiliates which enter into separate consulting contacts with the Consultant, as directed by the Company.

1.6 Warranties and Responsibilities - The Consultant warrants and represents to the Company as follows and acknowledges that the Company is relying upon these warranties and representations in entering into this Agreement:

     (a) The Consultant has the necessary expertise to effectively provide the Consulting Services;

     (b) The Consultant is not aware of any matter which would prevent the Consultant from providing the Consultant Services;

     (c) The Consultant is not subject to any known review by any securities regulatory body that is currently in progress.

1.7 The Company acknowledges and agrees that the Consultant may, during the term of this Agreement and subject to the provisions of clauses 5.1 and 5.2, provide services to parties other than the Company and those of its subsidiaries and affiliates which have contracts with the Consultant.

1.8 The Consultant shall, at all times, be an independent contractor. The parties agree that this Agreement will not be deemed to create a partnership or joint enterprise.

1.9 The Company shall supply onsite Consultant personnel with suitable office space and office equipment including adequate communications equipment as may be necessary in connection with the Consultant's performance of the Consulting Services.

1.10 Work, research or development produced or created by the Consultant during the term of this Agreement pertinent to the Company's technical, scientific or business interests including processes, business plans, other material or information relating to the business, portions of computer software (in source and executable code) and related documentation in any media including all modifications, enhancements and versions thereof, unique software and hardware configurations, design concepts and all materials developed therefrom defined as Work Product.

1.11 Any Work Product created by Consultant under this Agreement, either developed solely or jointly with any other party, is the sole and exclusive property of the Company. Company is the sole owner of all copyrights, patents and other intellectual property rights in the Work Product.


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1.12 Consultant  assigns  to  the  Company any rights Consultant may have in the
     Work Product and waives all claims with respect to the Work Product including any moral rights in the Work Product or to its use including the right to restrain or claim damages for any distortion, mutilation or other modification of the Work Product and to restrain use or reproduction of the Work Product.

1.13 Company  acknowledges  :

          (A) that Consultant may use certain software libraries and development tools proprietary to Consultant ("Consultant Software") to create the Work Product; and
          (B) Company does not obtain any proprietary or intellectual property rights in such Consultant Software; and
          (C) Company's use of Consultant Software as embedded in the Work Product shall be governed by fully-paid, non-exclusive worldwide, runtime license to use such Consultant Software.

1.14 The Company will assist the Consultant and those of its subsidiaries and affiliates, which require the Consultant's expertise and assistance with the negotiation, and settlement of the terms of separate consulting contracts.

2.   TERM

2.1 Initial Term - The initial term of this Agreement shall be Five years commencing on the date first above written, subject to earlier termination as hereinafter provided.

2.2 Renewal - This Agreement shall be renewed for further terms of such duration and upon such terms and conditions as the Consultant shall and the Company may mutually agree upon in writing.

3.   CONSULTANT  FEE

3.1 The Company shall pay to the Consultant a monthly fee (the "CONSULTING FEE") in consideration of the Consulting Services. The Consulting Fee shall be US$5,000.00.

3.2 The Consultant shall invoice the Company on the Twenty-Sixth (26th) day of each month for Consulting Services rendered during the month and the Company shall pay said invoice on or before the last day of the month in which the invoice is rendered.

3.3 The Consultant shall deliver to the Company, with each invoice, a report detailing the activities and services provided to the Company for the time period of the invoice.

3.4 The Consultant will provide, at the Company's Written request, a copy of all Work Product including documents, designs, charts, and codes.

3.5 The Consultant will ensure all Work Product will be backed-up and copied to safeguard against any loss or damage to the original Work Product.


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3.6  The  parties agree that  the  Consultant  Fee provided for in paragraph 3.1 hereof is intended to include reimbursement for all other expenses incurred by the Consultant, in connection with providing the Consulting Services, except for the following expenses incurred by the Consultant while providing the Consulting Services:

     (a) Those expenses expressly stated to be reimbursed by the Company pursuant to this Agreement;

     (b) Reasonable travel expenses including transportation costs, meals, accommodation and related living out expenses;

     (c)  Long  distance  telephone,  facsimile, and video conferencing charges;

     (d) Cost of visas, airport fees, special taxes and other charges imposed by government for immigration related to travel on projects business;

     (e) Conference and related fees, purchase of technical books, journals and related information where authorized by the Company;

     (f) Other specific expenses incurred by the Consultant with the prior written approval of the Company.

The Consultant with each invoice shall submit an account listing of reimbursable expenses incurred each month.


4.   OPTIONS

4.1 The Consultant will also be entitled to receive in future years options to purchase additional shares of the Company as determined by the board of directors of the Company in its sole discretion with reference to options granted to officers and directors of the Company and the performance of the Consultant.


5.   CONFIDENTIALITY

5.1 Confidential Information and Non-Disclosure - The Consultant acknowledges and agrees that all information connected with the Company's technology, including without limitation, all information, data, inventions, discoveries, improvements, modifications, developments, technically manuals or process-flow manuals, data, customer information and pricing information is confidential and the Consultant covenants and agrees with the Company to use its best efforts to ensure that the such information does not become public knowledge and undertakes not to disclose such information or any part thereof to any other person except to its consultants and employees as may be necessary to carry out its rights and obligations under this Agreement. The Consultant hereby further covenants and agrees with the Company that the Consultant shall require each and every one of its employees or consultants who are provided with any information in respect of the Company's technology or related knowledge to sign confidentiality agreements with the Consultant in a form


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     acceptable  to  the  Company.  All  such  information  shall be returned to the Company upon termination of this Agreement.

5.2 Non-Competition - The Consultant shall not, during the term of this agreement and during the period which is two (2) years after the date of the termination of this Agreement, either alone or in a partnership or jointly or in conjunction with any person or persons, including without limitation, any individual, firm, association, syndicate, company, corporation or other business enterprise, as principal, agent, shareholder or in any other manner whatsoever, carry on or be engaged in or concerned with or interested in or advise, lend money to, guarantee the debts or obligations of or permit their names to be used or employed by any person or persons, including without limitation, any individual, firm association syndicate, company, corporation or other business enterprises, engaged in or concerned with or interested in an option or undertaking which is in any way competitive with e business of the Company as it relates to the Company's technology and business in Canada, in the United States, in North America or in the world without having obtained the express written consent of the Company. The Consultant acknowledges and agrees the geographical restrictions contained herein are reasonable in light of the nature of the Company'' technology and business. The Consultant further agrees to not:

     (a) Carry on, be engaged in or concerned with or interested in any business, operation or undertaking which is in any way competitive with the business of the Company anywhere in Canada and in the United States where the business of the Company is carried on; and

     (b) Attempt to solicit any suppliers, customers or employees of the business of the Company away from the Company.

     The Consultant hereby further covenants and agrees with the Company that the Consultant shall require each of its employees, either assisting in the provision of the Consulting Services or having access to confidential information of the Company, to execute confidentiality and non-competition agreements with the Consultant in a form similar to the covenants contained in clauses 5.1 and 5.2.


6.   TERMINATION

6.1  TERMINATION  BY  THE  COMPANY

     (a) Material Breach by Consultant - The Company may terminate this Agreement as a result of material breach of this Agreement by the Consultant, provided that a reasonable written notice, of at least three (3) business days has been given by the Company, to the Consultant and the Consultant has been given an opportunity to cure the material breach. In the event of termination of this Agreement by the Company, as a result of a material breach of this Agreement by the Consultant, all Options granted to the Consultant will terminate and be of no force and effect and the Consultant will not have any right to receive additional Options not granted as of the date of termination;


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     (b)  Without  Material  Breach by Consultant - The Company acknowledges and confirms that the Consultant will suffer damages for termination of this Agreement unless termination is due to a material breach by the Consultant. Accordingly, the parties agree that a reasonable pre-estimate of damages payable by the Company to the Consultant for termination of this Agreement by the Company is such circumstances will be as follows.

          (i)  During  this  Agreement,  damages  equal to three months fees;


          which payment will be in full and final settlement of all claims, damages, and any other liabilities of the Company to the Consultant pursuant to this Agreement to the date of such termination of the Consultant's services to the Company.

6.2  TERMINATION  BY  THE  CONSULTANT

     (a) Material Breach by Company - The Consultant may terminate this Agreement for material breach at any time provided that a reasonable written notice of at least three (3) business days has been given by the Consultant to the Company and the Company has been given a reasonable opportunity to cure the material breach;

     (b) Without Material Breach by Company - The Consultant may terminate this Agreement without there having been a material breach by the Company provided the Consultant gives the Company at least three (3) months' written notice.


6.3 Definition of Material Breach by Company- In this Agreement, the parties agree that a material breach of this Agreement by the Company includes:

     (a) The Company's engagement in conduct which unreasonably jeopardizes the Company or the Consultant and which the Company refuses to stop or rectify against the advice of the Consultant given in writing;

     (b) The Company's material default, misconduct, breach or non-observance of any material stipulation contained herein, after reasonable opportunity to cure such condition, if reasonable opportunity to remedy exists;

     (c)  The  dissolution,  insolvency  or  bankruptcy  of  the  Company.

6.4 Definition of Material Breach by Consultant - In this Agreement, the parties agree that a material breach of this Agreement by the Consultant includes:

     (a) The Consultant's material default, misconduct, breach or non-observance of any material stipulation contained herein after reasonable opportunity to cure such condition, if reasonable opportunity to remedy exists.


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     (b)  The  failure  of  the  Consultant  to provide Michael Olssonor another
                                                        ----------------
          individual satisfactory to the Company acting reasonably, to provide the Consulting Services;

     (c) The attempted assignment of this Agreement by the Consultant, in breach of this Agreement or any change in control of the Consultant or that the representation and warranty of the Consultant in section 1.6(c) ceases to be correct;

     (d)  The dissolution, insolvency or the bankruptcy of the Consultant.

7.   OTHER PROVISIONS

7.1 Governing Law - This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

7.2 Intellectual property Rights - Any intellectual property rights that the Consultant creates during the performance of his services are the property of the Company.

7.3 Notice - Any notice required, or permitted to be given under this Agreement shall be in writing and may be delivered personally or by telex or telecopier, or by prepaid registered post addressed to the parties at the above-mentioned addresses or at such other address of which notice may be given by either of such parties. Any notice shall be deemed to have been received if personally delivered or by telex or telecopier on the date of delivery and, if mailed as aforesaid, then on the seventh (7th) business day after and excluding the date of mailing.

7.4 Assignment - This Agreement may not be assigned by either party without the written consent of the other party.

7.5  Indemnity:

     (a) The Consultant shall indemnify the Company and save it harmless from and against any and all claims, actions, damages, liabilities and expenses arising out of or in connection with a breach of any kind by the Consultant of any provisions, covenants, conditions and warranties contained in this Agreement, or any other matter arising whatsoever out of this Agreement including the actions of other employees, agents or contractors of the Consultant.

     (b) The Company shall indemnify the Consultant and save it harmless from and against any and all claims, actions, damages, liabilities and expenses arising out of or in connection with a breach of any kind by the Company of any provisions, covenants, conditions and warranties contained in this Agreement, or any other matter arising whatsoever out of this Agreement including the actions of its employees, agents or contractors of the Company.

7.6 This Agreement supersedes any previous agreement, arrangement or understanding, whether written or oral between the parties hereto.


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7.7  Severability  -  Any  term  or  condition of this Agreement that is held to be unlawful or unenforceable is severable and the remaining terms and conditions of this Agreement remain in full force and effect.

7.8  Time is of the essence of this Agreement.

7.9 This Agreement is subject to the applicable rules and regulations of whatever stock exchange(s) upon which the Shares of the Company may be traded from time to time, and the Company and the Consultant undertake to exercise their best efforts to comply with such rules and regulations as they relate to this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

0708611  B.C.  Ltd.,                 EAPI Entertainment, Inc. (Name to be
                                     changed to Organic Recycling  Technologies
By  its  Authorized  signatory       Inc.) by  its  Authorized  Signatory

/s/  Michael  Olsson                 /s/  Chad  Burback
______________________               _______________________
Signature                            Signature

Michael  Olsson                      Chad  Burback
---------------
____________________                 _____________________
Print  Name                          Print  Name

President                            Secretary
______________________               _______________________
Title                                Title


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                                   SCHEDULE A

                                 - Scope of Work

1.   Technical assistance and expertise in relation to projects for the Company;
2.   Assessment and assistance on ventures;
3.   Assistance in corporate business affairs as required;

4. Perform such other duties and observe such instructions as may be reasonably assigned from time to time by an immediate Supervisor, by or on behalf of the Company's Board of Directors, and by or on behalf of the Company's President and/or C.E.O.


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